EXHIBIT 10.15


                               AGREEMENT OF LEASE


This Agreement of Lease (the "Lease"), dated as of the 26th day of _April, 2004, is by and between SIXTH & VIRGINIA PROPERTIES, a Washington General Partnership, hereinafter called "Owner", and APTIMUS, INC. a Washington corporation hereinafter called "Tenant."

1    NONSTANDARD PROVISIONS

     The following constitute the nonstandard provisions of this Lease:

     a. Premises and Floor(s) of The Westin Building on which Premises are located: Suite __ on the 32nd floor of the Westin Building as shown on Exhibit A (the "Premises").

     b.   Agreed floor area of Premises:

          Approximately 4,200 rentable square feet ("RSF") on the 32nd floor which includes an allowance for core and/or common areas used by Tenant (the "Total Agreed Floor Area"). Rentable square feet shall be calculated based on usable square footage, plus a 15.5% load factor, determined in accordance with Building Owners and Managers Association International ("BOMA") standards, namely, the "Standard Method for Measuring Floor Area in Office Buildings ANSI - BOMA Z-65.1-1996" (the "BOMA Standard"). The exact rentable square feet shall be determined upon completion of the working drawings.

     c.   Lease Term:

          The initial term of this Lease (the "Initial Lease Term") shall be five (5) years and shall commence on the later of (i) the date Tenant takes occupancy of the Premises or (ii) the 1st day of June, 2004 (the "Commencement Date") and end on the 31st day of May, 2009. The Initial Lease Term may be extended in accordance with the terms of Section 1(r) below.

     d.   Monthly Base Rent:

          The monthly base rent for the Premises (the "Monthly Base Rent"), as computed on a gross, full serviced basis, shall be one-twelfth of the following annual rates, on the basis of RSF:

           Year 1                      $21.75 per RSF
           -----------------------------------------------------
           Year 2                      $21.75 per RSF
           -----------------------------------------------------
           Year 3                      $22.75 per RSF
           -----------------------------------------------------
           Year 4                      $23.75 per RSF
           -----------------------------------------------------
           Year 5                      $23.75 per RSF
           -----------------------------------------------------
          "Year 1" of the Initial Lease Term shall be the period from the Commencement Date to the end of the twelfth (12th) full month after the Commencement Date.

          Notwithstanding anything to the contrary in this Lease, Monthly Base Rent shall abate in full during the twelfth (12th) full calendar month of the Initial Lease Term.

     e.   Rent per day during any occupancy prior to the Commencement Date:

          N/A

     f.   Tenant Improvements; Tenant Improvement Allowance:

          Tenant shall receive a tenant improvements allowance in the amount of Twenty and 00/100 Dollars ($20.00) per RSF. Owner shall construct certain improvements in the


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          Premises  with  Building  standard  finishes,  based on the  plans and specifications previously approved by Owner and Tenant and attached hereto as Exhibit B and in accordance with the work letter attached as Exhibit C.

     g.   Use permitted on Premises:

          General office or use only. Tenant may not devote any material portion of the Premises to the operation of equipment for external Internet, communications, telecommunications and similar operations including the provision of colocation services. ("Data Center Operations")

     h.   Tenant's and Owner's addresses for notices:

          If to Owner:
          ------------
          Sixth & Virginia Properties
          The Westin Building, Suite 300
          2001 Sixth Avenue
          Seattle, WA 98121
          Attn: Building Manager

          If to Tenant:
          -------------
          Aptimus, Inc.
          The Westin Building, Suite 3200
          2001 Sixth Avenue
          Seattle, WA 98121
          Attn: General Counsel
          Copy to: Controller

     i.   Tenant's billing address if other than Premises:

          To be provided by Tenant

     j.   Parking:

          During the Initial Lease Term,  Owner shall provide Tenant with twelve
          (12) unreserved parking passes for automobiles in The Westin Building Garage. Parking passes shall provide parking between the hours of 7:00 a.m. to 6:00 p.m. Monday through Friday (the "Normal Parking Hours"). Outside of Normal Parking Hours, parking will be on a first come, first served basis. Tenant acknowledges that parking spaces may not always be available outside of Normal Parking Hours.

          Tenant shall pay in advance the monthly charge established by Owner for said parking passes, on the same date that monthly rent is due hereunder. If Tenant fails to pay such charges when due, Owner may (i) immediately cease to provide the parking passes for which Tenant has failed to pay, or (ii) continue to provide the parking passes and require that Tenant pay the monthly parking charge, with interest at 12% per annum, from the date due. Tenant may discontinue future use and payment for any parking pass upon written notice to Owner. Tenant shall not be entitled to any rebate for discontinued use of any parking space prior to the end of the month. During Year 1 of the Initial Lease Term, the charge for each parking pass shall be One hundred fifty and 00/100 ($ 150.00) per month (including tax). Thereafter, at the beginning of Years 2 through 5 during the Initial Lease Term, and during each year of any Extended Term, the charge for each parking pass shall increase by three percent (3%), compounded annually. If after the date hereof, applicable taxes on parking fees increase, Owner may increase the fees paid by Tenant for parking by an amount equal to such increase in taxes on parking fees, which occurs after the date of this Lease. Taxes for which Tenant may be charged in connection with its use of the Westin Building Garage shall be limited to parking taxes assessed by applicable governmental authorities. Parking taxes shall not include real estate taxes or any federal income tax.

     k.   Relocation of Premises:

          Owner shall have the right to relocate Tenant from the Premises in the Building to a mutually acceptable location in the Building only on the following terms and conditions:


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          1)   The floor area of the replacement premises shall be approximately the same as the floor area of the  Premises  and suitable for the
               conduct  of  Tenant's  business,   in  Tenant's  sole  reasonable
               discretion. Monthly Base Rent and Tenant's share of the annual rent adjustment, if any, shall be adjusted to reflect the Total Agreed Floor Area of the replacement premises;

          2) Owner shall reimburse Tenant for all reasonable expenses incurred in connection with the relocation;

          3) Owner shall give Tenant at least one hundred-twenty (120) days written notice of relocation; and

          4)   The  replacement  premises will consist of all  contiguous  space
               with  a  comparable  floor  plan,   comparable  views  and  other
               comparable amenities as existing in the Premises.

     l.   Security Deposit:

          Concurrently with the execution of this Lease, Tenant shall deliver to Owner a deposit equal to Fifteen Thousand Two Hundred Twenty-five and 00/100 Dollars ($15,225.00) as security for the performance by Tenant of every covenant and condition to be performed by Tenant under this Lease. Upon payment of the said deposit, Owner shall deliver to Tenant a written receipt therefor. The deposit may be commingled with other funds of Owner, and Tenant shall not be entitled to interest thereon. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of Monthly Base Rent, additional rent or parking charges, and such default is not cured after ten (10) days written notice as provided in Section 14, Owner may apply, but shall not be required to apply whole or any part of the deposit to the payment of any sum in default, and any other reasonable amounts which Owner may be required to spend by reason of Tenant's default. In the event Owner so applies all or any part of the deposit, Tenant shall replenish the amount so applied within ten (10) days of Owner's written demand. Should Tenant comply with all of the covenants and conditions of this Lease, the deposit shall be returned to Tenant (or, at the option of Owner, to the last assignee of Tenant's interest in this Lease) at the expiration of the Initial Lease Term or any Extended Term. If the Owner assigns its interest in this Lease, Owner shall not be relieved of its obligations to Tenant hereunder until the security deposit is transferred to Owner's assignee.

     m.   Signage:

          Owner shall, at its own cost, provide signage to Tenant according to building standards at the following locations:

          1)   Main Lobby Directory - Sixth Avenue;

          2)   Third Floor Lobby Directory- Skybridge entrance from Garage;

          3)   Elevator Lobby Directory on Premises Floor;

          4) Tenant may, at Tenant's sole expense, and upon Owner's written approval, which approval shall be at Owner's sole discretion, affix building standard signage adjacent to the doors of the Premises. No other signage shall be allowed.

     n.   Holding Over:

          If Tenant, with the prior consent of Owner, shall continue its occupancy of the Premises after the expiration of the Initial Lease Term, or any Extended Term, the occupancy shall not be deemed to extend or renew the term of this Lease, and such occupancy shall constitute a tenancy from month to month, subject to all of the terms of this Lease, except the term, and except that the Monthly Base Rent and Additional Rent for each month of continued occupancy shall be not less than 150% of the Monthly Base Rent and Additional Rent for the last full month of the Initial Lease Term, or any applicable Extended Term. Notwithstanding the foregoing sentence to the contrary, if Tenant has given Owner timely written notice that Tenant desires to extend the term of this Lease beyond the expiration of the Extended Term and Tenant and Owner have entered into negotiations regarding the terms and conditions of such additional extended term, then Tenant shall not be required to pay



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          Monthly Base Rent and Additional  Rent at the holdover rate under this
          Section 1n, and instead shall continue to pay Monthly Base Rent and Additional Rent at the rate in effect for the last month of the Extended Term, provided that (1) Owner shall not be obligated to grant any extension of this Lease beyond the Extended Term and (2) Owner shall have the right to terminate any negotiations regarding the additional extended term upon three (3) days written notice to Tenant and Tenant shall, as of the expiration of the Extended Term, be deemed to be a holdover tenant, with a month-to-month tenancy at a rental rate of 150% of the Monthly Base Rent and Additional Rent for the last full month of the Extended Term. If Tenant continues its occupancy of the Premises after the expiration of the Initial Lease Term, or any applicable Extended Term, without the consent of Owner, in addition to any remedies available to Owner at law and under this Lease, Tenant shall be liable for Owner's incidental and consequential damages sustained by virtue of Tenant's holding over.

     o.   Square Footage Adjustment:

          Owner and Tenant agree that reasonable attempts have been made to determine the correct square footage of the Premises per the BOMA Standard. Owner grants Tenant the option to remeasure and challenge the square footage calculations set forth in Section 1(b) hereof at Tenant's expense. If Tenant's square footage calculations differ from the calculations set forth in Section 1(b), Owner will remeasure at Owner's expense to determine which calculations are correct. Owner and Tenant agree that any challenge to the square footage calculations must be completed within one month of the commencement date of this Lease. After that time, Owner and Tenant each agree to waive any and all rights, claims, or liabilities against the other pertaining in any way to the calculation of the square footage of the Premises, or the amount of rents and other costs in this Lease as they relate to the square footage of the Premises.

     p.   Class "A" Entry

          The Premises shall have an entryway that is compatible with the nature and use of the Building. Tenant understands that Owner may elect to make alterations and improvements to the entry designed to increase compatibility and security for the Building users. Such alterations may include procedures for controlling access to the Building.

     q.   Brokers

          Except for Scott Driver & Company (the "Broker"), each party represents to the other that there are no individuals or entities entitled to any brokerage commissions or finder's fees in connection with this transaction, and that if any claims for brokerage commissions or finder's fees or like payments arise out of or in connection with this transaction, all such claims shall be defended by and, if sustained, paid by the party whose alleged actions or commitments form the basis of such claim. Owner shall be responsible for paying any fees or commissions due to the Broker.

     r.   Option to Extend the Lease Term

          Provided Tenant is not then in default under this Lease, Tenant may inform Owner of its desire to extend the term of this Lease for a period of five (5) years (the "Extended Term") by giving written notice to Owner ("Tenant's Extension Notice") no earlier than twelve
          (12) months and no later than nine (9) months before the expiration of the Initial Lease Term. Once given, Tenant's Extension Notice shall be irrevocable. If Tenant's Extension Notice is not timely given, or is given when Tenant is in default under this Lease, the option to extend the Initial Lease Term shall terminate. If Tenant's Extension Notice is timely given, all terms and conditions of this Lease shall also apply in the Extended Term to the Premises, provided, however, that Monthly Base Rent for the first year of the Extended Term shall be adjusted to the then current market rate for new leases of similar downtown Seattle "Class-A" office space and shall increase by an amount not to exceed $1.00 per RSF per year each year thereafter during the Extended Term. The then current market rate shall be calculated in Owner's reasonable judgment and shall be subject to payments of additional rent during the Extended Term as provided in
          Section 24 below. Owner shall inform Tenant in writing of the


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          Monthly Base Rent during the Extended  Term within  fourteen (14) days of receipt of Tenant's Extension Notice. Such adjusted Monthly Base Rent for the Extended Term shall not affect Tenant's obligation to continue to also pay all other charges, including without limitation Additional Rent, due under the provisions of this Lease.

     s.   Tenant's Early Termination Right

          Tenant may not terminate this Lease during the first thirty-six (36) months of the Initial Lease Term. Commencing on the first day of the thirty-seventh (37th) month of the Initial Lease Term, Tenant shall have the right to terminate this Lease with respect to the Premises, upon payment of a termination fee equal to the then current unamortized portion of all costs of this Lease, which are limited to the following: agreed and itemized tenant improvement costs, commissions  paid  to  the  Broker  and  agreed  and  itemized  moving
          allowances,   all  of  which  are  actually  incurred  by  Owner  (the
          "Termination Fee"). If Tenant elects to terminate this Lease with respect to the Premises, then Tenant shall deliver to Owner six (6) months prior written notice of such termination ("Tenant's Termination Notice") stating the intended termination date (the "Termination Date"). Within ten (10) days of receipt of Tenant's Termination
          Notice, Owner shall calculate the Termination Fee as of the Termination Date and so inform Tenant in writing ("Owner's Termination Fee Notice"). Within ten (10) days of receipt of Owner's Termination Fee Notice, Tenant shall deliver the Termination Fee to Owner. If Tenant fails to timely deliver the Termination Fee to Owner, then Tenant's termination right shall be automatically revoked and of no further force and effect. If Tenant's Termination Notice is timely delivered and the Termination Fee is timely paid, then on the Termination Date, this Lease shall terminate and be of no further force and effect. Notwithstanding the foregoing, Tenant shall not have any right to terminate this Lease during any Extended Term unless otherwise agreed by Owner in writing.

     t.   Tenant's Moving Allowance

          Owner agrees to provide Tenant a moving allowance in the amount of Two and 00/100 Dollars ($2.00) per RSF of the Premises (the "Moving Allowance"), so that Tenant may move from its existing premises into the Westin Building. Owner shall credit the Moving Allowance to the first two (2) installments of Monthly Base Rent due from Tenant hereunder, and Tenant shall pay to Owner the balance of any Monthly Base Rent due and owing after crediting the Moving Allowance.

2    EXHIBITS

     The following Drawings and Special Provisions are attached hereto as exhibits and made a part of this Lease:

          Exhibit A - Premises Plan

          Exhibit B -- Plans and Specifications

          Exhibit C - Workletter

          Exhibit D - Binding Arbitration Provision

3    PREMISES

     Owner hereby leases to Tenant, and Tenant hereby leases from Owner, upon the terms and conditions herein set forth, those certain Premises described in Section 1(a) and (b),and shown outlined in red on the standard floor plan attached hereto as Exhibit A, in that certain "Building" known as the Westin Building situated in the City of Seattle, County of King, State of Washington, at Sixth Avenue and Virginia Street, and located on the following real property:

          Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle), as per plat recorded in Volume I of plats, page 103, records of King County, Washington.




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

4    RENT

     Tenant covenants and agrees to pay to Owner the Monthly Base Rent as set forth in Section 1(d) to be adjusted as provided elsewhere in this Lease, in United States currency in advance on or before the first day of each calendar month during the Initial Lease Term (or the Extended Term, if applicable), at the office of Owner in Building or at such other place as Owner may from time to time designate in writing. It is agreed that since collection of any amount past due imposes an administrative cost on Owner, in addition to all other sums that may be charged by Owner hereunder, Tenant shall pay to Owner a sum equal to Ten Cents ($0.10) for every Dollar not paid within 10 days of the date due. All payments, fees, and/or consideration payable under this Agreement shall be considered rent unless specified otherwise. Monthly Base Rent payable for any period of less than one calendar month shall be pro rated based on the actual number of days in such period.

5    USE

     The Premises may be used only for the purposes set forth in Section 1(g) and for no other purpose or purposes without the written consent of Owner, which consent may be granted, conditioned or withheld in the sole discretion of Owner. Except as may be incidental to Tenant's general office use, no portion of the Premises shall be used for Data Center Operations. No use shall be made of Premises, nor act done in or about Premises, which is unlawful, or which may increase the existing rate of insurance upon the Building. Owner warrants to Tenant that the permitted use for the Premises set forth in Section 1(g) will not increase the rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building, nor shall Tenant, without the written consent of Owner, use any apparatus, machinery or device in or about the Premises that shall cause any substantial noise or vibration. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the disturbance. Tenant shall observe such reasonable rules and regulations as may be adopted in writing by Owner and provided to Tenant for the safety, care and cleanliness of the Premises, Building or other tenants of the Building and the preservation of good order therein, including without limitation the institution of such security systems and procedures in the Building as Owner deems necessary or desirable. Tenant shall have the right to connect via CAT 5 interconnect to Tenant's collocation company (currently Peer 1 Networks) in the Building, either on a point to point basis, or in the Building Meet-Me-Rooms, the manner to be mutually determined, at no additional recurring fee. No other access or connectivity rights to the Meet-Me-Rooms located in the Building shall be allowed. The term `Meet Me Room' ("MMR") refers to specific areas within the Building, in which telecommunication tenants `meet' in order to connect and transfer traffic from their specific networks and in which tenants with major bandwidth requirements can interconnect with telecommunications carriers. There are currently seven (7) MMR's in the building.

6    POSSESSION

     In the event of Owner's inability to deliver possession of the Premises on the Commencement Date, Owner shall not be liable for any damage caused thereby, except as otherwise expressly stated herein, nor shall this Lease become void or voidable, nor shall the Initial Lease Term be extended, but in such event, no rental shall be payable by Tenant to Owner for the portion of the Initial Lease Term prior to actual delivery of possession of the Premises to Tenant.

7     SERVICES PROVIDED BY OWNER

     a. Owner shall, at its sole cost and expense, maintain the public and common areas of the Building, such as lobbies, stairs, landscaping, corridors and restrooms, together with the Westin Building Garage, and all structural portions of the Building, including, but not limited to, roof and foundation as well as common area fire suppression systems, heating, ventilation, air conditioning, electrical and mechanical systems, in a first class order and condition, except for damage occasioned by the act of Tenant. Owner shall be responsible to maintain the fire suppression systems, heating and ventilation, electrical and mechanical systems in the Premises. Owner shall maintain all Building Standard acoustical ceilings, lighting fixtures, air conditioning grilles, air ducts and temperature controls, draperies, corridor and demising partitions, and concrete floor ready for pad and carpet in the Premises. All other improvements to the Premises, whether installed by Owner or Tenant, shall be maintained by Tenant. Notwithstanding anything in this



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

          Section 7a to the contrary, Tenant acknowledges that Owner, at Owner's sole cost and expense is installing a 4.5-ton HVAC unit in the Premises (the "Supplemental HVAC Unit") at the request of Tenant. Owner shall deliver the Supplemental HVAC Unit in good and operable condition to Tenant's reasonable satisfaction. Tenant shall own said unit at the end of the Lease. Tenant further acknowledges and agrees that Tenant, at Tenant's sole cost and expense, shall conduct such maintenance, service and repair work for the Supplemental HVAC Unit as necessary to keep the Supplemental HVAC Unit in good working order, normal wear and tear excepted, in accordance with all applicable codes and regulations, during the Lease Term and any Extended Term.

     b. Owner, at its sole cost, shall furnish the Premises from 7:00 a.m. to 6:00 p.m. Monday through Friday (exclusive of holidays), hereinafter called "Standard Work Week," with electricity for lighting and the operating of office machines, heat and air conditioning as may be reasonably required for the occupation of Premises, and shall provide elevator service, lighting replacement, toilet room supplies, window washing with reasonable frequency, and daily janitorial service on the basis of a Standard Work Week during the times and in the manner that such janitorial services are customarily furnished in Class A office buildings in the area.

     c. Electrical usage of eight (8) watts per square foot shall be considered normal. If Tenant's electrical use is either (i) in excess of an average of 6 watts per square foot at any time or (ii) is for longer hours than the Standard Work Week (regardless of the amount of electricity used), then Tenant shall, on demand by Owner, pay for such excess when the same becomes due and payable to the public utility furnishing the same. Tenant shall have access to the Premises 24 hours a day, 365 days a year. Basic Building services necessary for Tenant's use of the Premises shall be available at all times, provided that if Tenant needs HVAC services for the office portion of the Premises after 7:00 p.m. on any day, or at any time on Saturday, it shall request such services in advance, no later than 4:00 p.m. of a normal working business day (Saturday not included).

     d. Except in the event of Owner's gross negligence or willful misconduct, Owner shall not be liable for damages, nor shall the rental herein reserved be abated, for failure to furnish or delay in furnishing any of the foregoing services, nor shall the failure to furnish any of such services be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease. In addition to the electrical expenses incurred in accordance with Section 7(c) above, Tenant shall pay for all reasonable expenses incurred by Owner as a result of Tenant using the Premises in excess of the Standard Work Week.

8    REPAIRS AND ALTERATIONS

     a. Premises AS IS. Upon completion of the tenant improvements to Tenant's reasonable satisfaction, Tenant accepts the Premises "AS IS," and agrees that the Premises are in a good and tenantable condition. Tenant shall take reasonable care of the Premises, normal wear and tear excepted.

     b. Tenant Alterations. Tenant shall not remove existing improvements, or alter or improve the Premises in any way without the prior written approval and consent of Owner, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall obtain, at Tenant's sole expense, detailed plans and specifications for any alterations and improvements to the Premises and submit the same to Owner for approval. Tenant shall have the right to select the contractor for the performance of any approved alterations and improvements, subject to Owner's approval which shall not be unreasonably withheld, conditioned or delayed. In the event Tenant elects to hire Owner to make the approved alterations and improvements, Tenant shall pay Owner for such work within ten (10) days of invoice. In the event Tenant elects to hire a contractor other than Owner to make the approved alterations and improvements, Owner shall charge Tenant a fee of 3% of the value of such contract, net of any governmental fees, assessments and taxes, for Owner's time in reviewing and coordinating the review of documents and supervising such alterations and improvements. Tenant shall not put any curtains, draperies or other hangings on or beside the windows in the Premises without first obtaining Owner's consent, which will not be unreasonably withheld, conditioned or delayed.

     c. Damage. Tenant shall not make changes to locks on doors or add, disturb, or in any way change any plumbing or wiring without first obtaining the written consent of Owner, which consent shall not be unreasonably withheld, conditioned or delayed; provided nothing contained in the foregoing is intended to apply to any wiring, installation, and maintenance work done by Tenant to or between its trade fixtures, including desk top computers and computer server room racks and machinery, if said work does not require Owner's review and supervision. Subject to the provisions of
          Section 12, Tenant shall pay for all damage or injury to the Premises, Building or Garage or to any other tenant of the Building caused by Tenant or by any persons who may be in or upon Premises with the consent of Tenant. Notwithstanding Section 12 below, Tenant shall pay for the reasonable cost of the repair or replacement of doors or windows of the Premises that are cracked or broken by Tenant, its employees, agents, or invitees, normal wear and tear excepted.

     d. Owner Alterations. Owner may make any alterations or improvements to the Premises, Building or Garage which Owner may deem necessary for the preservation, safety or improvement of the Premises, Building or Garage; provided that Owner shall use reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises. All alterations, additions and improvements to the Premises, except trade fixtures installed by Tenant which are removable without damage to the Premises or Building, shall become the property of Owner.

     e. Code Alterations. Should Owner be required to make changes, alterations, improvements or additions to the Building or Garage at any time during the term of this Lease as a result of any law, rule, code or regulation which becomes effective after the Commencement Date of this Lease, then Tenant shall pay on demand by Owner, as additional rent, a monthly charge equal to the total agreed rentable floor area of the Premises as stated in Section 1(b) divided by 350,000 times 1 and 1/3 percent of the cost of the change, alteration, improvement or addition. Such Additional Rent shall commence upon substantial completion of each such change, alteration, improvement or addition and shall continue through the end of the Initial Lease Term. Tenant shall not be responsible under this Section 8(e) for any portion of the cost to correct any latent construction defects in all or any portion of the Building, or any condition that is, as of the date of the Commencement Date, not in compliance with existing laws, codes, rules or regulations.

9    ENTRY AND INSPECTION

     Tenant will permit Owner and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or Building and when reasonably necessary may close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Owner being construed as a constructive eviction of Tenant or relieving the Tenant from the duty of observing and performing any of the provisions of this Lease. For purposes of this Section 9, Owner shall use reasonable efforts not to interfere with or interrupt the conduct of Tenant's business at the Premises. During the time period within 270 days prior to the expiration of the Initial Lease
     Term, or if applicable, the Extended Term, unless otherwise agreed by Tenant in each instance, Owner shall have the right to enter the Premises upon two business days prior notice to Tenant for the purpose of showing the Premises to prospective tenants.

10   DAMAGE OR DESTRUCTION

     a. Damage. If the Premises or Building are damaged by fire, wind, or other such casualty, the damage shall be repaired by and at the expense of Owner, provided such repairs (to restore Premises to usable condition) can be made within sixty (60) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed, the rent shall be abated in proportion to the part of Premises which are unusable by Tenant in the conduct of its business. Notwithstanding anything in this Section 10 to the contrary, there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one day or less.

     b. Repairs. If such repairs cannot be made within sixty (60) days, Owner may, at its option, make them within a reasonable time, and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided above. Owner's election to make repairs must be evidenced by written notice to Tenant within thirty (30) days after the occurrence of the damage.

     c. Termination. If such repairs cannot be made within one hundred and eighty (180) days to Tenant's reasonable satisfaction, then either party may, by written notice to the other, terminate this Lease. A total destruction of the Building shall automatically terminate this Lease.

11   ADVERTISING

     Tenant shall not inscribe any inscription, post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about Premises or Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from any where outside Premises without first obtaining Owner's written consent thereto which may be granted or withheld in the sole discretion of Owner.

12   INDEMNITY, RELEASE, LOSS AND WAIVER OF SUBROGATION AND INSURANCE

     a. Indemnification. Tenant shall defend and indemnify Clise Agency Inc. and Owner, and their agents, employees, officers, directors, shareholders, members and partners (collectively "Releasees") and hold Releasees harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any act, omission or negligence of Tenant or the officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors of Tenant in or about Building or Garage, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises, Building or Garage, provided that the foregoing provision shall not be construed to make Tenant or any of its successors, assigns, officer, directors, parent company or affiliates responsible for loss, damage, liability, or expense resulting from damage to property of and injuries to third parties (including Tenant's employees) to the extent caused by the gross negligence or willful misconduct of Releasees. Owner shall not be responsible for providing security and Tenant hereby releases Owner from any claim for damage or loss of property that may arise as a result of vandalism, theft, terrorism or other criminal activity in or about the Building or Garage. Without limiting the foregoing, if applicable, Tenant shall at all times indemnify Owner against any and all liability and damage arising out of or connected with the operation of Tenant's antenna equipment (if any), to include any and all effects of electromagnetic radiation. Tenant shall fully insure its antenna installation against all of the perils named in this Section 12, including, without limitation, such additional perils as vandalism, malicious mischief, and wind damage.

     b. Release and Limitation of Damages. Tenant waives any claims of recovery against Releasees for any liability for claims or loss arising out of any act or omission of Releasees or any party for whom a Releasee is vicariously liable (including any actions that amount to a breach of this Lease), unless caused by the gross negligence or willful misconduct of said Releasees or party for whom any such Releasee is vicariously liable. Except for a breach of Tenant's obligations under Sections 1(n), 12, 13, 21 and 22 of this Lease and without waiver of any contribution or similar rights in connection with defense of third party claims, neither party, or their respective affiliates or contractors, shall be liable for any indirect, incidental, special, punitive or consequential damages or for any lost or imputed profits or revenues or lost data or costs of cover arising from or related to this agreement, regardless of the legal theory under which such liability is asserted (e.g. breach of lease, negligence, gross negligence, recklessness, intentional, etc.) and regardless of whether a party has been advised of the possibility of any such liability, loss or damage. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Owner and Clise Agency Inc. hereunder (including any successor to Owner) and any recourse by Tenant against Owner (or any of the partners making up Owner) shall be limited solely and exclusively to the equity interest of Owner in and to the Premises. To the extent that Owner is a partnership or limited liability company no general partner, limited partner or member shall have any personal liability in connection with this Lease or in connection with Tenant's occupancy of the Premises or use of the Building, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     c. Subrogation. Owner and Tenant each release the other from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in building, arising out of or incident to the occurrence of any of the perils which may be covered by a fire and lightning insurance policy, with extended coverage endorsement in common use in the Seattle locality or (ii) loss resulting from business interruption at premises or loss of rental income from building, arising out of or incident to the occurrence of any of the perils which may be covered by a business interruption insurance policy and by the loss of rental income insurance policy in common use in the Seattle locality. To the extent that any risks covered by this paragraph are in fact covered by insurance, tenant and owner shall cause their respective insurance carriers to consent to such release and waiver and to waive all rights of subrogation against Releasees.

     d.   Tenant's Insurance.

          (1) Property Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Initial Lease Term, and any Extended Term, insurance on all critical personal property and fixtures of Tenant material to Tenant's operations, and all improvements, additions or alterations made by or for Tenant to the Premises on a Special Form basis, insuring such property for the full replacement value of such property.

          (2) Liability Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Initial Lease Term, and any Extended Term, commercial general liability insurance covering bodily injury, personal and advertising injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Building, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises. Such insurance shall include contractual liability coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000), and a minimum general aggregate limit of Three Million Dollars ($3,000,000). Limits required may be satisfied with the purchase of Commercial General Liability and Umbrella Liability policies providing total required limits. All such policies shall be written to cover all bodily injury (including death), property damage, fire legal liability, products and completed operations, medical payments, personal and advertising injury, Hostile Fire Pollution, and other covered loss, however occasioned, occurring during the policy term. The policies shall be endorsed to add Owner and Building Manager and any other party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be "primary" and non-contributory with any insurance maintained by the Additional Insureds. Such coverage shall also include employees as insureds. All such insurance shall provide for the severability of interests of insureds, and shall be written on an "occurrence" basis.

          (3) Workers' Compensation and Employers' Liability Insurance. Tenant shall carry Workers' Compensation Insurance as required by any applicable laws, throughout the Initial Lease Term at Tenant's sole cost and expense. Tenant shall also carry Employers' Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease, throughout the Initial Lease Term, and any Extended Term, at Tenant's sole cost and expense.

          (4) General Insurance Requirements. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better by A.M. Best's and authorized to do business in the State of Washington. All coverages described in this Section 12(d)(1) and (2) shall be endorsed to (i) provide Owner with thirty (45) days' notice of cancellation, non-renewal, or change in terms, except 10 days for non-payment of premium; and (ii) waive all rights of subrogation by the insurance carrier against the Additional Insureds. Tenant shall deliver to Owner on or before the commencement date of this Lease, and thereafter before the expiration dates of the expiring policies, certified copies of Tenant's insurance policies, or a certificate of insurance evidencing the same naming Owner, Building Manager and other interested parties, as additional insured on the commercial general liability policy and as loss payee on the property insurance policy with respect to Owner's interest in improvements and alterations, and issued by the insurer thereunder.

               If Tenant fails to procure the insurance required by this Lease, or to deliver such policies or certificates, then Owner may, at Owner's option and in addition to Owner's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Owner as Additional Rent. Tenant shall not have any claim against Owner, or under any insurance policy carried for the benefit of Owner or the Building, for loss or damage to Tenant's uninsured personal property that is uninsured pursuant to Tenant's election as set forth in Section 12d(1) above. Owner's approval of the contractors (including subcontractors) for the alterations and improvements pursuant to Section 8, may include requiring Tenant to provide Owner with proof that (a) all contractors (including subcontractors) will have Workers' Compensation Insurance as required by Washington law and carry adequate liability insurance on substantially the same terms as required of Tenant under
               Section 12(d)(2) and (3) above, including that Owner and Clise Agency Inc. shall be named as an additional insureds.

13   LIENS AND INSOLVENCY

     Tenant shall keep Premises and Building free from any liens or encumbrances arising out of any work performed by Tenant, materials furnished by Tenant, or obligations incurred by Tenant. Tenant expressly covenants and agrees that no liens of mechanics, material men, laborers, architects, artisans, contractors or subcontractors engaged by or through Tenant, shall be created against or imposed upon the Premises or the Building. If Owner becomes aware of any such liens, Owner shall endeavor to give Tenant notice thereof. In the event any such claims or liens shall be asserted or filed by any persons, firms or corporations engaged by or through Tenant to perform labor or professional services or furnish material (collectively, "mechanics liens"), Tenant shall pay off, or cause the same to be discharged of record by the posting of a bond in accordance with R.C.W. 60.04.161, within ten (10) days of Owner's written demand, and any failure by Tenant to do so shall constitute a default and shall give the Owner an immediate right to terminate this Lease by giving Tenant notice of its election to do so. Tenant further covenants and agrees that no other lien of any kind whatsoever arising by or through Tenant shall be created against or imposed upon Tenant's leasehold interest in the Premises, including without limitation any leasehold mortgage or leasehold deed of trust arising by or through Tenant, or any judgment lien filed against Tenant. In the event any such other liens shall be created or filed, Tenant shall pay off, or otherwise cause the same to be discharged of record, within ten (10) days of Owner's written demand, and any failure by Tenant to do so shall constitute a default and shall give the Owner an immediate right to terminate this Lease by giving Tenant notice of its election to do so. Owner shall also have an immediate right to terminate this Lease by giving Tenant notice of its election to do so, if: (i) Tenant files a voluntary petition in bankruptcy, or for reorganization under the bankruptcy laws, or is adjudged a bankrupt by a court of competent jurisdiction, and such judgment or stay is not dismissed or relieved within ninety (90) days; (ii) Tenant makes an assignment for the benefit of creditors, or a receiver is appointed for Tenant's business, and such receiver is not dismissed within sixty (60) days; or (iii) any proceeding is instituted by or against Tenant under any state or federal insolvency or bankruptcy act and any such proceeding, if involuntary, is not stayed or dismissed within sixty (60) days. No interest in this Lease or estate hereby created in favor of Tenant shall pass by operation of law under any such bankruptcy or insolvency act to any person whomsoever without the prior express written consent of Owner. Any purported transfer in violation of this Section shall constitute a default by Tenant.

14   TENANT'S DEFAULT AND OWNER'S RE-ENTRY

     a. Default. Except for an uncured default under the preceding paragraph for which immediate right of termination is given to Owner, if Tenant fails: (i) to make any payment due hereunder, including but not limited to the payment of Monthly Base Rent, Additional Rent, installation or recurring fees (plus interest on any past due amounts at the maximum legal rate from the date due) and such failure continues for three (3) business days after receipt of written notice of nonpayment; or (ii) to perform any non -monetary covenant under this Lease within thirty (30) days after receipt of written notice from Owner stating the nature of the default, then Owner may re-enter and take possession of the Premises using all reasonable force to do so; provided, however, that if the nature of such default other than for non-payment of rent is such that the same cannot reasonably be cured within such thirty-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     b. Possession and Remedies. Notwithstanding such retaking of possession by Owner, Tenant's liability for the rent provided herein shall not be extinguished for the balance of the Initial Lease Term, or, if applicable, the Extended Term, except to the limited extent provided in this Section. Upon such re-entry, Owner may elect either (i) to terminate this Lease, in which event Tenant shall immediately pay to Owner a sum equal to (x) that by which the then cash value of the total rent reserved under this Lease for the balance of the Initial Lease Term, and any Extended Term, exceeds the reasonable rental value of the Premises for the balance of the then current Lease Term, plus
          (y) a termination fee equal to the then current unamortized portion of all costs of this Lease, including without limitation, tenant improvement costs, commissions paid to the Broker and moving allowances; or (ii) without terminating this Lease, to relet all or any part of the Premises as the agent of and for the account of Tenant upon such terms and conditions as Owner may deem advisable, in which event the rents received on such reletting shall be applied first to the expenses of reletting and collection, including necessary renovation and alteration of Premises, reasonable attorney's fees and real estate commissions paid, and thereafter to payment of all sums due to or to become due Owner hereunder, and if a sufficient sum shall not be thus realized to pay such sums and other charges, Tenant shall pay Owner any deficiency monthly, and Owner may bring an action therefor as such monthly deficiency shall arise. Nothing herein shall relieve the Owner of its duty to mitigate damages.

     c. Tenant's Personal Property. In the event of any such retaking of possession of Premises by Owner as herein provided, Tenant shall remove all personal property located thereon and, upon failure to do so upon demand of Owner, Owner may, in addition to any other remedies allowed by law, remove and store the same in any such place selected by Owner, including but not limited to a public warehouse, at the expense and risk of Tenant. If Tenant shall fail to pay any sums due hereunder or the cost of storing any such property after it has been stored for a period of thirty (30) days or more hereunder, Owner may sell any or all of such property at public or private sale and shall apply the proceeds of such sale first, to the cost of such sale; second, to the payment of the charges for storage, if any; and third, to the payment of any other sums of money which may be due from Tenant to Owner under the terms of this Lease, and the balance, if any, to Tenant. If such property in Owner's reasonable opinion has a resale value of $500 or less, Owner may donate the property to charity or otherwise dispose of the property as Owner sees fit without the necessity of a public or private sale. Tenant hereby waives all claims for damages that may be caused by Owner's lawfully re-entering and taking possession of Premises or lawfully removing and storing or selling the property of Tenant as herein provided, and will save Owner and Clise Agency Inc. harmless from loss, costs, or damages occasioned thereby, and such lawful re-entry shall not be considered or construed to be a forcible entry.

15   SURRENDER OF POSSESSION

     Upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender Premises to Owner broom clean and in good and tenantable condition, reasonable wear and tear and damage by fire or other casualty excepted. Unless otherwise agreed by Owner in writing, Tenant shall completely restore the Premises to the condition existing at the time of delivery of premises to Tenant, including without limitation, repair of all holes, cuts, removal of all cable and telecommunications wiring within the Premises, above the ceiling, and in riser cabinets, and other modifications which were made to permit installation.

16   COSTS AND ATTORNEYS' FEES

     If Tenant or Owner shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Owner for the recovery of rent or possession of Premises, the losing party shall pay the successful party a reasonable sum for reasonable attorneys' fees and expert witness fees in such suit, including fees incurred in appeals and bankruptcy actions, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.

17   NON-WAIVER

     Waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Owner shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted regardless of Owner's knowledge of such preceding breach at the time of acceptance of such rent.

18   ASSIGNMENT AND SUBLETTING

     a. Owner's Consent. Except as provided in this Section, Tenant shall neither assign, mortgage, encumber or otherwise transfer this Lease nor sublet the whole or any part of the Premises without in each case first obtaining Owner's written consent, which may be withheld at Owner's sole discretion; provided, however, Owner will not unreasonably withhold its consent (unless Owner elects to terminate the Lease, as set forth below) if Tenant's proposed assignee or subtenant ("Assignee") meets the following conditions:

          (1) the use and occupancy of Premises by the Assignee will be consistent with the operation and maintenance of the Building as a first-class office building;

          (2) the proposed assignment or sublease will not result in a default by Owner under any financing secured by the Building and will not otherwise be in conflict with any other Building lease; and

          (3) the Assignee (and its guarantors, if any) shall have a tangible net worth, determined in accordance with accepted accounting standards, at least equal to the tangible net worth of the Tenant (and its guarantors, if any) as of the date of this Lease.

     b. No Release. Unless otherwise agreed by Owner in writing, no such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or other transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. If such consent is requested, Owner reserves the right to terminate this Lease, or if consent is requested for subletting less than the entire Premises, to terminate this Lease with respect to the portion for which such consent is requested, at the proposed effective date of such subletting, in which event Owner shall enter into the relationship of Owner and Tenant with any such subtenant or assignee, based on the rent (and/or other compensation) and the term agreed to by such subtenant or assignee and otherwise upon the terms and conditions of this Lease. Each request for an assignment or subletting must be accompanied by a Processing Fee equal to $1000.00, in order to reimburse Owner for expenses, including attorneys' fees, incurred in connection with such request.

     c. Corporations. If Tenant is a corporation, any transfer of this Lease by: (i) merger, consolidation, or any change in the ownership of, or power to vote, a majority of its outstanding voting stock, where in each instance the Assignee has a verifiable tangible net worth, determined in accordance with accepted accounting standards, at least equal to the tangible net worth of the Tenant (and its guarantors, if any) as of the date of this Lease, shall not constitute an assignment for the purpose of this Section, provided (A) Tenant gives Owner notice thereof within five (5) business days following the public announcement of such transaction or series of transactions resulting in such transfer; (B) Tenant provides Owner with evidence confirming the net worth of the proposed Assignee (and any guarantors); and (C) the use and occupancy of Premises by the Assignee will be identical to Tenant and consistent with the operation and maintenance of the Building as a Class-A office building; and (ii) dissolution or liquidation, shall constitute an assignment for the purpose of this Section.

     d. Other Entities. If Tenant is a partnership, limited liability company, or other entity, any transfer of this Lease by merger, consolidation or liquidation, dissolution or change in the ownership of a majority of the ownership interests, shall constitute an assignment for the purpose of this Section.

     e. Profits. If Tenant assigns its interest in this Lease or sublets the Premises, Tenant shall pay to Owner one-half (1/2) of any profit received realized by Tenant for such assignment or sublease, whether such additional consideration is in the form of rent in excess of the base Rent and/or Additional Rent payable by Tenant under this Lease, cash payments or otherwise; however, such additional consideration shall be reduced by any reasonable costs and expenses (including brokerage fees and tenant improvement costs) incurred by Tenant in connection with the sublease or assignment.

     f.   Assignee  Obligations.   As  a  condition  to  Owner's  approval,  any
          potential assignee otherwise approved by Owner shall assume all obligations of Tenant under this Lease and, unless otherwise agreed by Owner in writing, shall be jointly and severally liable with Tenant for the payment of Rent and performance of all terms, covenants and conditions of this Lease.

     g. Sublessee Obligations. Any sublessee shall assume all obligations of Tenant as to that portion of the Premises which is subleased and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants, and conditions of such approved sublease.

     h. Assignment and Subleasing to Affiliates. Notwithstanding the foregoing, and provided Tenant is not in breach of any term of this Lease, Tenant shall have the right, without the prior written consent of Owner and upon at least ten (10) days' prior written notice to Owner and the delivery of the executed assignment agreement or sublease and supporting documents as provided below, to assign this Lease or to sublet all or any portion of the Premises to an Affiliate (as hereinafter defined); provided, however, no such assignment or subletting shall relieve Tenant of its obligations to Owner hereunder. The supporting documents referred to above shall be such documents as establish to the reasonable satisfaction of the Owner that the proposed assignee or subtenant is an Affiliate as used herein. The term "Affiliate" means: (i) a subsidiary, affiliate, parent or other entity which controls, is controlled by, or is under common control with, Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization, or government action; or (iii) a joint venture in which Tenant is a general partner. The term "control" means ownership of more than fifty percent (50%) of the voting rights attributable to the shares of the controlled company. At a minimum, any such assignment or sublease agreement shall provide that it is subject to all of the terms and provisions of this Lease and that the Lease may not be further assigned without the prior written consent of Owner, and any such sublease shall specify that such sublease shall not be assigned or the Premises further sublet, without the prior written consent of Owner.

19   SUCCESSORS

     All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Owner and Tenant and their respective heirs, executors, administrators, successors and assigns.

20   TAX ON RENTAL

     If any governmental authority or unit under any present or future law effective at any time during the term of this Lease shall in any manner levy a tax on rentals payable under this Lease or on rentals accruing from use of the Premises under this Lease, or a tax in any form against Owner because of or measured by income derived from the leasing or rental of the Premises, the amount of the next succeeding month's rent following payment of such tax by Owner shall be increased by an amount equal to such tax paid by Owner, and for Tenant's default in paying the rent thus revised, Owner shall have the same remedies as upon failure to pay rent. Tenant shall not be liable to pay any amount because of income tax of a general nature applicable to Owner's various interests or sources of income. In the event that it shall not be lawful for Tenant to pay such tax, the rental payable to Owner under this Lease shall be revised to net Owner the same net rental after imposition of any such tax as would have been payable to Owner prior to the imposition of any such tax.

21   PRIORITY; ESTOPPEL

     a. Subordination. This Lease shall be subject and subordinate to any first mortgage or deed of trust now existing or hereafter affecting the Building, and to any and all advances to be made thereunder, and to interest thereon and all modifications, renewals, refinances and replacements or extensions thereof ("Owner's Mortgage"), provided that a condition precedent to Tenant's agreement to subordinate this Lease pursuant to this Section 21 shall be Tenant's receipt of written assurance by the mortgagee or beneficiary of any deed of trust that in the event of a foreclosure sale or deed in lieu of foreclosure, for so long as Tenant is not in default under the terms, covenants and conditions of this Lease, this Lease shall continue in full force and effect as a direct lease between the Tenant and Owner or succeeding owner of the Premises.

     b. Foreclosure, Nondisturbance and Attornment. In the event of a foreclosure under Owner's Mortgage, this Lease shall continue in full force and effect, Tenant's possession of the Premises shall not be disturbed provided Tenant is not in default under this Lease beyond all applicable notice and cure periods, and Tenant will attorn to and recognize the mortgagee or purchaser at a foreclosure sale as Tenant's Owner for the remainder of the Initial Lease Term, and any Extended Term. If any mortgagee of the real property and the Building wishes to have this Lease prior to the lien of its mortgage, then and in such event, upon such mortgagee notifying Tenant to that effect, this Lease shall be deemed prior to the lien of such mortgage.

     c. Self-Operating. Sections 21(a) and 21(b) are self-operating; provided, however, Tenant shall promptly execute and deliver any commercially reasonable document required by Owner or the holder of Owner's Mortgage necessary to confirm the agreement set forth in Sections 21(a) and 21(b). Such document (a "Subordination, Non-Disturbance and Attornment Agreement") may also contain, at the option of Owner's mortgagee, such further assurances by Tenant to Owner's mortgagee as are reasonable, usual or customary in the commercial lending industry (e.g., assurances by Tenant to Owner's mortgagee that this Lease shall not be amended or terminated without its consent, that Tenant shall provide Owner's mortgagee with notice and opportunity to cure any default under this Lease by Owner, and that any defaults by Owner under the Lease shall not be offset against the rent due from Tenant).

     d. Estoppel Certificate. Tenant shall, within twenty (20) days after receiving a written request from Owner, execute and deliver to Owner a written statement, which may be relied upon Owner and any third-party with whom Owner is dealing, certifying the following: the accuracy of the Lease; the commencement date and expiration date of the Lease; that the Lease is unmodified and in full force and effect, or in full force and effect as modified, setting forth in detail the date and nature of the modification; whether to Tenant's knowledge, Tenant is in default or whether Tenant has any claims or demands against Owner and, if so, specifying the default, claim or demand; and other correct and reasonably ascertainable facts which are covered by the terms of this Lease; and such other reasonable, usual or customary assurances as may be requested by a third party intending to rely upon the validity and/or security of this Lease.

22   CONDEMNATION

     If the whole of Premises, or if such portion of either Premises or the facilities in Building as may be required for the reasonable use of Premises, shall be taken by virtue of any condemnation or eminent domain proceeding, or by purchase in lieu thereof, or for public or quasipublic use, directly or indirectly, this Lease shall automatically terminate as of the date of such condemnation, or purchase in lieu of condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. Current rent shall be apportioned as of the date of such termination. In case of a taking of a part of Premises or a portion of the facilities in Building not required for the reasonable use of Premises, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the rentable area of Premises is reduced, such rent reduction to be effective on the date of such partial taking. No award of any partial or entire taking shall be apportioned, and Tenant hereby assigns to Owner any award which may be made in such taking or condemnation together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing herein shall be deemed to give Owner any interest in, or to require Tenant to assign to Owner, any entitlement to Tenant's moving or relocation expenses. Tenant agrees to sign such documents and take such steps in any condemnation action as may reasonably be requested by Owner and that may be necessary to implement this Section 22.

23   RESERVED

24   OPERATING EXPENSES

     a. Definitions. As used herein, the following terms have the following respective meanings unless the context otherwise specifies or clearly requires.

          (1) "Base Year Operating Expenses" means Operating Expenses for the calendar year 2004 (the "Base Year") multiplied by Tenant's Share.

          (2) "Expense Year" means each twelve (12) consecutive month period commencing January 1 of each year.

          (3)  "Tenant's  Share"  means  1.20 % of a  given  item  of  Operating
               Expenses.

          (4) "Operating Expenses" means all reasonable and necessary expenses, based on Owner's reasonable business judgment and customary practices, paid or incurred by Owner for maintaining, operating and repairing the Building (including the Garage), the real property, and a fair and reasonable allocation for the personal property used in conjunction therewith, to the extent not paid directly by Tenant or any other tenant of the Building, including but not limited to the following:

               A. salaries, and other compensation, including vacation, holiday, and other paid absences; and welfare, retirement, and other fringe benefits that are paid to employees, independent contractors or agents of Owner engaged in the operation, repair, management, or maintenance of the real property and/or the Building and Garage;

               B. repairs and maintenance of the Building, Garage, and real property and the cost of supplies, tools, materials, and equipment for Building and real property repairs and maintenance;

               C. all real property taxes and currently due installments of assessments, special or otherwise, which are imposed upon the Building, Garage and the real property, together with reasonable legal fees, costs, and disbursements incurred for proceedings to contest, determine, or reduce such taxes or assessments, but only to the extent such taxes or assessments are actually reduced;

               D. premiums and other charges incurred by Owner for insurance on the Building and the real property as Owner deems reasonably necessary, including:

                    (i) fire insurance, extended coverage insurance, windstorm, hail, and explosion insurance, and rental interruption insurance;

                    (ii) public liability and property damage insurance;

                    (iii) elevator insurance;

                    (iv) boiler  and  machinery  insurance;  sprinkler  leakage, water damage, water damage legal liability insurance; burglary, fidelity, and pilferage insurance on equipment and materials;

                    (v)  other insurance as is customarily  carried by operators
                         of   comparable   office   buildings  in  the  Seattle,
                         Washington area;

               E. costs incurred for inspection and servicing, including all outside maintenance contracts necessary or proper for the maintenance and security of the Building, Garage and the real property, such as janitorial and window cleaning, rubbish removal, exterminating, water treatment, elevator, electrical, plumbing, and mechanical equipment, and the cost of materials, tools, supplies, and equipment used for inspection and servicing;

               F. costs incurred for electricity, water, gas, fuel, or other utilities;

               G. payroll taxes, federal taxes, state and local unemployment taxes, and social security taxes paid for employees;

               H. sales, use, and excise taxes on goods and services purchased by Owner;

               I.   license, permit, and inspection fees;

               J.   accounting fees;

               K.   legal fees, costs, and disbursements but excluding those:

                    (i)  relating  to   negotiating   leases  for  or  regarding
                         disputes with tenants,

                    (ii) based  upon  Owner's   negligence  or  other   tortious
                         conduct,

                    (iii)relating to enforcing  any leases  except for enforcing lease provisions for the benefit of the Building tenants generally, or

               L. the cost of any capital expenditures either (i) paid for by Owner and required by any new (or change in) laws, rules or regulations of any governmental or quasi-governmental authority which are enacted after the Commencement Date;
                    (ii) purchased or incurred as a labor-saving measure or to affect other economies in the operation or maintenance of the Building, and Garage (provided the annual amortized cost does not exceed the actual cost savings realized and such savings do not redound primarily to the benefit of any particular tenant); or (iii) the cost of any change made or required to be made to the Garage, base Building, Building Systems and/or Building Structure as a result of alterations to the Premises made by Tenant, except to the extent such alterations constitute normal and customary business office improvements (collectively, the "Permitted Capital Items"). Any included capital expenditures described in subsections
                    (i) and (ii) above shall be amortized over the useful life of the improvement as reasonably determined by Owner. Any included capital expenditures described in subsection (iii) above shall be amortized over the remaining term of this Lease (including any Extended Term to which Tenant has committed). Such amortization shall include a fixed annual interest rate calculated at Bank of America's prime rate plus two percent (2%) as of the time that the capital improvement is placed in service. Tenant's Share of the capital expenditures described in subsection (iii) above shall include the share that would be paid by any other tenant in the Building but for the fact that such other tenant's lease does not provide for reimbursement of such capital expense; and

               M. other costs, including security costs, reasonably necessary to operate, repair, manage, and maintain the Property in a first-class manner and condition.

          (5) Notwithstanding any thing in the definition of Operating Expenses to the contrary, Operating Expenses shall not include:

               A. Capital expenditures required by (i) Owner's failure to comply with laws enacted on or before the commencement of the Lease Term, or (ii) the enactment of subsequent laws related to upgrading or expanding the sprinkler system for the Building;

               B. Costs incurred by Owner for alterations which are considered capital improvements or replacements under generally accepted accounting principles, consistently applied, except Permitted Capital Items above;

               C. Costs incurred by Owner for the repair of damage to the Building occasioned by fire, windstorm, earthquake, flood or other casualty or loss in excess of any insurance proceeds therefore, or by the exercise of eminent domain, and any costs incurred by Owner for the repair of damage to the extent that Owner is reimbursed by insurance proceeds;

               D. Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the building;

               E. Depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Owner to enable Owner to supply services Owner might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonable anticipated useful life;

               F. Leasing commissions, attorneys' fees, space planning costs, and other costs and expenses incurred in connection with new or existing space leases in the Building or with negotiations or disputes with present or prospective tenants or other occupants of the Building;

               G. Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are not provided to another tenant or occupant of the Building;

               H. Costs incurred by Owner due to the violation by Owner or any tenant of the terms and conditions of any lease of space in the Building;

               I.   Overhead   and  profit   increment   paid  to  Owner  or  to
                    subsidiaries or affiliates of Owner for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

               J. Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the property on which the Building stands, and rents payable in connection with any ground or underlying lease of all or a portion of the Building or the land on which it is located;

               K. Owner's general corporate and administrative overhead not related to the Building;

               L. All items and services for which Tenant or any other tenant in the Building reimburses Owner (other than through Tenant's percentage share or any other tenant(s)' percentage share of operating expenses), or which Owner provides selectively to one or more tenants (other than Tenant) without reimbursement;

               M. Electric power costs for which any tenant directly contracts with the local public service company;

               N. Services provided and costs incurred in connection with the operation of any retail restaurant operations in the Building to the extent such retail costs exceed the costs for non-retail business offices; provided, however, the square footage of such retail operations must be included in the denominator of the fraction utilized to determine Tenant's percentage share of operating expenses;

               O. Tax penalties or interest incurred as a result of Owner's negligence or inability or unwillingness to make payments or informational returns when due;

               P. All assessments which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Owner in installments, shall be paid by Owner in the maximum number of installments permitted by law and not included as operating expenses except in the year in which the assessment installment is actually paid;

               Q. Costs for which Owner has been compensated by a management fee which exceeds the amount of such costs that would have been charged by Owner from a non-affiliated entity;

               R. Taxes allocable to any space in the Building subject to a triple net lease;

               S. Costs arising from latent defects in all or any portion of the Building;

               T. Costs associated with the operation of the business of the partnership or entity which constitutes Owner as the same are distinguished from the costs or operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Owner's interest in the

                    Building   operation,   disputes  of  Owner  with   Building
                    management, or outside fees paid in connection with disputes with other tenants;

               U.   Rental concessions or lease buyouts;

               V. Estate, inheritance, gift, franchise and income taxes of Owner;

               W. The cost of installing, operating and maintaining any specialty service or special facility such as a health club, cafeteria or dining facility; and

               X. Amounts received by Owner through proceeds of insurance to the extent the proceeds are compensation for expenses that were previously included in Building operating costs charged to tenants.

     b. Additional Rent for Estimated Increases in Operating Expenses. For each Expense Year after the Base Year during the Lease Term and the Extended Term, as the case may be, Owner shall furnish to Tenant a written statement setting forth (1) Tenant's Share of Estimated Operating Expenses for such Expense Year, and (2) the amount of Additional Rent payable monthly during such Expense Year, which will equal one-twelfth (1/12) of the amount, if any, by which Estimated Operating Expenses allocable to the Premises exceed Base Year Operating Expenses allocable to the Premises. Owner shall furnish such written statement to Tenant no later than December 1 of the Lease Year immediately prior to the Lease Year for which the estimate is provided. Commencing on the later of (3) January 1, 2005 or (4) the thirteenth month (13th) month after the Commencement Date, and continuing for each subsequent month thereafter, Tenant shall pay such amount to Owner each month during the Expense Year to which the estimate applies, at the same time and in the same manner as Monthly Base Rent is payable by Tenant to Owner. If such Estimated Operating Expenses are furnished after the commencement of the Expense Year but within the first sixty (60) days of said year, Tenant shall, within ten (10) days following the date on which the written statement from Owner is delivered to Tenant, also make a retroactive lump-sum payment equal to any accrued shortfall. If such Estimated Operating Expenses are furnished more than sixty (60) days after the commencement of the Expense Year, Tenant shall, make up any shortfall in equal monthly installments spread over the number of months less one, that have passed since the Estimated Operating Expense report was due. If at any time during an Expense Year, it appears to Owner that Tenant's Share of Actual Operating Expenses for the Expense Year will vary from Owner's estimate by more than five percent (5%), Owner shall, upon written notice to Tenant, revise its estimate for the Expense Year and Additional Rent payable by Tenant for such Expense Year shall, following the date of such notice, be based on Owner's revised estimate.

     c.   Adjustment for Actual  Operating  Expenses.  Within one hundred twenty
          (120) days after the close of each Expense Year during the term hereof, Owner shall deliver to Tenant a written statement setting forth the actual Operating Expenses during the preceding Expense Year. If such costs for any Expense Year exceed the Estimated Operating Costs paid by Tenant to Owner pursuant to this Section 24 for such Expense Year, Tenant shall pay the amount of such excess to Owner as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Owner pursuant to this Section 24, then the amount of such overpayment shall be credited toward the next monthly rent payable by Tenant or, if this Lease has terminated, shall be paid to Tenant within thirty (30) days.

     d. Determinations. The determination of Operating Expenses and Estimated Operating Expenses shall be made by Owner in its reasonable business judgment. If Tenant notifies Owner in writing within three (3) months after the receipt by Tenant of Owner's statement setting forth the preceding years' Operating Expenses, then Tenant may review or audit Owner's books and records pertaining to Operating Expenses. In the event that the audit results in a request by Tenant for an adjustment in the rent paid or to be paid, all audit results and work papers shall be made available to Owner. In the event that any such audit, conducted in accordance with generally accepted accounting principles, correctly reveals a discrepancy of four percent (4%) or more between Owner's statement of the actual Operating Costs for an Expense Year and the amount of such Operating Expenses determined by such audit, then if the Operating Expenses were overstated Owner shall reimburse to Tenant the excess amount paid by Tenant and Owner shall pay for the reasonable cost of such audit within thirty (30) days. In all other cases, the costs of the audit shall be borne by Tenant. Any disputes regarding determination of Additional Rent due under this Section 24 shall be resolved by binding arbitration as set forth in Exhibit D.

     e. End of Term. If this Lease terminates on a day other than the last day of an Expense Year, then the amount of any adjustment between Estimated Operating Expenses and Actual Operating Expenses with respect to the Expense Year in which such termination occurs will be prorated on the basis which the number of days from the commencement of such Expense Year to and including such termination date bears to 365, and any amount payable by Owner to Tenant or Tenant to Owner with respect to such adjustment is payable within thirty (30) days after delivery of the Statement of Operating Costs with respect to such Expense Year.

     f. Additional Rent. Rent due pursuant to this section shall be Additional Rent payable by Tenant hereunder, and in the event of nonpayment thereof, Owner shall have similar rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

25   NOTICES

     All notices under this Lease shall be in writing and delivered: (a) by facsimile; (b) by private courier service which provides a receipt; or (c) by registered or certified mail, postage prepaid, return receipt requested. All notices shall be deemed to have been given upon the earlier of: (i) receipt, as evidenced by courier's receipt, certified mail receipt, or written evidence of completion of facsimile transmission; or (ii) if mailed, as provided above, the third day following due deposit in the United States mail. Notices shall be addressed to the other party at the addresses set forth in Section 1(h), or at such other addresses as either party may give to the other by notice in writing in accordance with this Section.

26   ENTIRE AGREEMENT

     This Lease together with the Exhibits hereto contains all the covenants and agreements between Owner and Tenant relating in any way to the use and occupancy of the Premises, and all other matters set forth in this Lease. No prior agreements or understandings, whether oral or written, pertaining to this Lease shall be valid or of any force or effect; and the covenants and agreements of this Lease may not be altered, modified or added to except in writing signed by both parties.

27   NAME OF BUILDING

     Owner reserves the right in its sole discretion to change the name of Building from that specified in Section 3.

28   CONSTRUCTION

     The titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This Lease shall be construed and governed by the law of the State of Washington.

29   TIME OF ESSENCE

     Time is of the essence of this Lease.

30   FORCE MAJEURE

     Except for Tenant's obligations of payments due under this Lease, the executory obligations of parties hereunder shall be excused to the extent, but only to the extent, delayed or prevented by reason of labor disturbances or labor disputes of any character, by the inability to secure fuel, supplies, machinery, equipment or labor after reasonable efforts to do so, restrictive governmental laws or regulations, riots, insurrection, war or any other causes beyond the reasonable control of the affected party hereto and which such party could not by reasonable diligence have avoided ("Force Majeure"). The party directly affected by a Force Majeure shall use all reasonable efforts to minimize the effects of the same.

31   COMPLIANCE WITH LAWS

     Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for its use and occupancy of the Premises. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives including but not limited to those regarding the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense; provided, however, that Tenant shall not be required to make any repair to, modification of, or addition to the Building Structure and/or the Building Systems and/or the real property except and to the extent required because of Tenant's specific use of all or a portion of the Premises.

32   HAZARDOUS MATERIALS.

     Tenant shall not use, generate, treat, store or dispose of Hazardous Material on the Premises or common area of the Building or the real property (the "Common Area") except in accordance with all laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Premises or Common Area. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or Common Area caused or permitted by Tenant results in contamination of the Premises or Common Area, then Tenant shall indemnify, defend and hold Owner harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including without limitation diminution in value of the Premises or Common Area, damages for the loss or restriction on the use of rentable or usable space or of any adverse impact on marketing of space on the Premises or Common Area, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Initial Lease Term, and any Extended Term, as a result of such contamination. This indemnification of Owner by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial removal or restoration work required by any federal, state or local governmental agency, political subdivision, lender or buyer because of Hazardous Material present in the soil or groundwater on or under the Premises or Common Area, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or Common Area, damages arising from any adverse impact on marketing of space in the building, and sums paid in settlement of claims, reasonable attorneys' fees, consultant fees, laboratory fees and expert fees. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or Common Area caused or permitted by Tenant results in any contamination of the Premises or Common Area, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or Common Area to the condition existing prior to the contamination of the Premises or Common Area by any such Hazardous Material; provided, however, Owner's approval of such action shall first be obtained, which approval shall not be unreasonably withheld. Tenant will deliver to Owner copies of any documents received from, or sent by Tenant to, the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant's operations on the Premises. As used herein, the term "Hazardous Material" means any substance which is (i) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, pollutant or contaminant under any Environmental Law, as currently in effect or as hereafter amended or enacted, (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products,
     (iii) PCBs,  (iv) lead,  (v) asbestos,  (vi)  flammable  explosives,  (vii)
     infectious   materials   or  fungi,   or  (viii)   radioactive   materials.
     "Environmental Law(s)" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 5101, et seq., the Clean Water Act, 33 U.S.C. Sections 1251, et seq., and the Washington Model Toxics Control Act, Revised Code of Washington Chapter 70.105D, as said laws have been supplemented or amended to date, the regulations promulgated pursuant to said laws and any other federal, state or local law, statute, rule, regulation or ordinance which regulates or proscribes the use, storage, disposal, presence, clean-up, transportation or release or threatened release into the environment of Hazardous Material.

33  SURVIVAL OF PROVISIONS UPON TERMINATION OF LEASE.

     This Lease shall survive the expiration of the Initial Lease Term (or the Extended Term, as applicable) to the extent necessary that any term, covenant or condition of this Lease which requires the performance of obligations or forbearance of an act by either party hereto after the termination of this Lease. Such survival shall be to the extent reasonably necessary to fulfill the intent thereof, or if specified, to the extent of such specification, as same is reasonably necessary to perform the obligations and/or forbearance of an act set forth in such term, covenant or condition.


                    [Signatures appear on the following page]

IN WITNESS WHEREOF, Owner and Tenant have signed this Lease on the dates noted below.

OWNER:
SIXTH & VIRGINIA PROPERTIES,
  a Washington general partnership

     By:  Clise Properties, Inc., a Washington corporation
     Its: Partner

          By: ___________________________________
              A.M. Clise, Chairman and CEO

Date: _________________________________



TENANT:
APTIMUS, INC.,
  a Washington Corporation

By: ______________________________

Printed Name: ____________________

Its: _____________________________

Date: ____________________________





STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that A.M. CLISE is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Chairman and CEO of Clise Properties, Inc., a Washington corporation, a partner of SIXTH & VIRGINIA PROPERTIES, a Washington general partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: _____________
                                         ______________________________________
                                         Print Name: Jennifer A. Richards
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at Seattle
                                         My commission expires: ____/____/_____

                                    EXHIBIT A
                                       TO
                               AGREEMENT OF LEASE

                             Floor Plan of Premises

                                    EXHIBIT B
                                       TO
                               AGREEMENT OF LEASE

                            Plans and Specifications

                                    EXHIBIT C
                                       TO
                               AGREEMENT OF LEASE

                                   Work Letter
                                   -----------


     This Workletter is attached to and a part of that certain lease between SIXTH & VIRGINIA PROPERTIES, a Washington general partnership ("Owner") and APTIMUS, INC. a Washington corporation ("Tenant"). The purpose of this Workletter is to set forth how the tenant improvements to the Premises are to be constructed and designed, who will be responsible for constructing and designing the tenant improvements, and who will pay for the tenant improvements. Owner and Tenant agree as follows:

1. Defined Terms. Unless the context otherwise requires, terms used in this workletter shall have the same meaning as such terms have in the Lease. The following capitalized terms shall have the meaning set forth below:

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which United States national banks in Seattle, Washington are authorized or required by law to be closed for business.

     "CONTRACTOR" means the contractor selected and agreed to by Owner and Tenant for purposes of completing the Tenant Improvements.

     "COST OF WORK" means all costs of completing the Work, including the Contractor's fees and profits, sales taxes, insurance premiums, permit fees, the cost of demolishing existing improvements and all other costs incurred by Owner or Tenant in connection with the design and construction of the Tenant Improvements.

     "PLANS AND SPECIFICATIONS" means Exhibit B of the Lease, which shall detail all specifications necessary to construct the Tenant Improvements to the Premises, which shall include all improvements to be provided for under this workletter.

     "READY FOR OCCUPANCY" or "SUBSTANTIAL COMPLETION" means complete to the extent Tenant may reasonably use and occupy the Premises for the purpose for which the same were intended, subject to minor details of construction, decoration and mechanical adjustments that remain to be completed by Owner.

     "TENANT IMPROVEMENTS" means those certain improvements to the Premises described in the Exhibit B to the Lease, as the same may be modified pursuant to Paragraph 5 below including labor and materials that are utilized directly or indirectly in altering, repairing, improving, adding to, modifying or otherwise changing the Premises but not included under "Shell Condition" below.

     "TENANT IMPROVEMENT ALLOWANCE" means the amount of $90,000.00, which Owner agrees to contribute towards payment for the Cost of the Work.

     "TENANT'S REPRESENTATIVE" means the individual designated by Tenant as its tenant improvement representative in accordance with Paragraph 7 of this Workletter.

     "WORK" means design, permitting and construction of the Tenant Improvements in accordance with the Plans and Specifications.

2. Construction of Tenant Improvements. Promptly after Owner and Tenant have reached agreement on the Plans and Specifications, Owner will cause Contractor to submit an estimate (the "Estimate") of the Cost of Work to be approved by Owner and Tenant. If Tenant fails to disapprove the Estimate within three (3) Business Days, then the Estimate will be deemed approved by Tenant. Owner will then enter into a construction contract with Contractor and will cause the Tenant Improvements to be constructed in accordance with the Plans and Specifications, as the same may be revised in accordance with Paragraph 5 below. If the Estimate details a Cost of Work (as reasonably determined by Owner and approved by Tenant) in excess of the amount of the Tenant Improvement Allowance, then Tenant, within ten (10) days after receiving the Estimate, shall pay the amount of the difference (the "Tenant Payment") to Owner. The Tenant Payment may be commingled with other funds of Owner and Tenant shall not be entitled to earn interest thereon. The Tenant Payment shall be applied to the cost of the

     Tenant Improvements only after the Tenant Improvement Allowance has been fully expended in payment of the Tenant Improvements. Owner shall provide Tenant a monthly written accounting of the Tenant Payment. The balance, if any, of the Tenant Payment remaining following Substantial Completion shall be returned to Tenant within ten (10) days after written demand therefor by Tenant. Contractor shall obtain all necessary permits, licenses and approvals including building permits, from such governmental authorities for the construction of the Tenant Improvements. Tenant's Representative shall have reasonable access to the construction in progress and scheduled meetings with the contractor and Owner's representative.

3. Acceptance of the Premises. Owner will notify Tenant when the Tenant Improvements are Ready for Occupancy. Within three (3) Business Days after receiving such notice, and prior to move-in of any furniture, fixtures or equipment of Tenant, and again not more than twelve (12) Business Days after Tenant occupies the Premises, Tenant shall inspect the Premises for any deficiencies in the Work. A "punchlist" of all deficiencies in the Work shall be prepared and agreed upon by both Owner and Tenant. Owner will correct defective items stated in the punchlist which are the responsibility of Owner or the Contractor. If Tenant does not so provide Owner with a punchlist prior to occupying the Premises or within twenty
     (20) days thereafter, Tenant shall be deemed to have accepted the Premises and the Tenant Improvements in their then present condition. The existence of minor punchlist items shall not postpone the Commencement Date of the Lease or result in a delay or abatement of Tenant's obligation to pay Monthly Base Rent or Additional Rent or give rise to a damage claim against Owner. Owner agrees to complete all punchlist items which are Owner's or the Contractor's responsibility within forty five (45) days after receiving the punchlist (or longer if reasonably necessary).

4. Completion and Rental Commencement Date. Notwithstanding the Commencement Date set forth in Section 1 of the Lease, Tenant's obligation for the payment of Monthly Base Rent under the Lease shall not commence until the Premises are Ready for Occupancy; however, if Substantial Completion of the Work is delayed as a result of delays caused by Tenant, then Tenant's obligation to pay Monthly Base Rent under the Lease, and the Initial Lease Term, shall commence on the date the Tenant Improvements would have been Ready for Occupancy except for the delays caused by Tenant, as reasonably determined by Owner and the Contractor.

5. Changes in Work. Tenant shall be responsible for paying for any additional costs in the Work resulting from changes in the Work requested by Tenant but only to the extent such changes cause the actual cost of the Work to exceed the Tenant Improvement Allowance.

6. Early Entry. With Owner's prior written approval, Tenant and/or Tenant's contractors may enter into the Premises prior to the Premises being Ready for Occupancy for purposes of cable, telephone and furniture installation; provided that such entry or work does not interfere with the construction of the Tenant Improvements by Contractor. No payment of Monthly Base Rent or Additional Rent shall be required of Tenant for the aforesaid entry or entries by Tenant prior to the Substantial Completion of the Tenant Improvements. Tenant hereby indemnifies and shall hold harmless Owner its officers, directors, agents, employees and contractors from and against all claims, damages losses, expenses for bodily injury or property damage, including attorneys' fees, arising out of or resulting from Tenant's early entry into the Premises prior to their being Ready for Occupancy pursuant to this Paragraph 6, including any expenses incurred by Owner for delays in the completion of the Work caused by such early entry, and for any damages to the Work caused by Tenant and Tenant's contractor prior to the Premises being Ready for Occupancy.

7. Tenant Improvement Representative. Prior to the commencement of the Work, Tenant shall designate in writing one individual who shall be Tenant's Representative during the Work. Owner and Contractor shall be entitled to rely on the decisions of Tenant's Representative regarding the Work (and the decisions of Tenant's Representative shall be binding upon Tenant) until Owner and Contractor have received written notice from Tenant that such person's authority has been revoked. Tenant hereby designates Lance Nelson as its Tenant Representative.

8. Additional Provisions. This Workletter and the exhibits attached hereto, if any, set forth the entire agreement of Owner and Tenant with respect to the completion of the Work. Neither this Workletter nor any of the provisions contained in this Workletter may be changed or waived, except by a written instrument signed by both parties. Except as otherwise provided in this Workletter, any costs or expenses which Tenant is required by pay under this Workletter (such as additional construction costs due to changes in the Work) shall be due and payable in full upon Substantial Completion of the Work, and the presentation to Tenant of a written statement setting forth the amounts due from Tenant. To the extent any of the terms or conditions of this Workletter conflict with any of the terms or conditions of the Lease, this Workletter shall control.

                                    EXHIBIT D
                                       TO
                               AGREEMENT OF LEASE

                          Binding Arbitration Provision


This Exhibit shall govern those disputes expressly directed to binding arbitration pursuant to this Exhibit by the terms of the Lease. This exhibit shall not govern any other disputes between the parties arising under this Lease. The procedures to control Binding Arbitration shall be as follows:

     (a) Arbitrator. Within ninety (90) days after delivery of written notice ("Notice of Dispute") of the existence and nature of any dispute given by any party to the other party, and unless otherwise provided herein in any specific instance, the parties shall agree upon an arbitrator in the Seattle, Washington area who has at no time ever represented or acted on behalf of either of the parties to act as Arbitrator.

     (b) Duty. Consistent with the provisions of this Exhibit, the Arbitrator shall diligently utilize his or her utmost skill to hear and decide the outcome and resolution of the dispute or disagreement as promptly as possible, but in any event on or before the expiration of thirty (30) days after the appointment of the Arbitrator. The Arbitrator shall not have any liability whatsoever for any acts or omissions performed or omitted in good faith pursuant to the provisions of this Exhibit.

     (c) Authority. The Arbitrator shall (i) enforce and interpret the rights and obligations set forth in the Lease to the extent not prohibited by law, (ii) fix and establish any and all rules as it shall consider appropriate in its sole and absolute discretion to govern the proceedings before it, including any and all rules of discovery, procedure and/or evidence, and (iii) make and issue any and all orders, final or otherwise, and any and all awards, as a court of competent jurisdiction sitting at law or in equity could make and issue.

     (d) Appeal. The decision of the Arbitrator shall be final and binding, may be confirmed and entered by any court of competent jurisdiction at the request of any party and may not be appealed to any court of competent jurisdiction or otherwise except upon a claim of fraud on the part of the Arbitrator, or on the basis of a mistake as to the applicable law. The Arbitrator shall retain jurisdiction over any dispute until its award has been implemented, and judgment on any such award may be entered in any court having appropriate jurisdiction.

     (e) Compensation. The Arbitrator shall be compensated at a fair and reasonable rate for any and all services rendered under this Exhibit, plus reimbursement for any and all expenses incurred in connection with the rendering of such services, payable in full promptly upon conclusion of the proceedings. Such compensation and reimbursement shall be borne by the non-prevailing party; to the extent one exists, as determined by the Arbitrator in its sole and absolute discretion.





                                      D-1